SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 10, 2000

                        INTERVEST CORPORATION OF NEW YORK
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      New York                       33-22976-NY                    13-3415815
-----------------------       --------------------------       -----------------
(State or other jurisdiction    (Commission File Number)          (IRS Employer
    of incorporation)                                     Identification Number)


        10 Rockefeller Plaza (Suite 1015), New York, New York 10020-1903
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               (Address of principal executive offices) (zip code)


                                 (212) 218-2800
                       ----------------------------------
              (Registrant's telephone number, including area code)




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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On March 10, 2000, Intervest Bancshares Corporation ("Bancshares") completed its acquisition of Intervest Corporation of New York (the "Company"). ICNY Acquisition Corporation, a wholly-owned subsidiary of Bancshares, merged into the Company. The merger became effective as of March 10, 2000. Pursuant to the merger, Bancshares will issue 1,250,000 shares of its Class A Common Stock for all of the issued and outstanding shares of the Company.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)               Financial Statements

                      Not Applicable

(b)               Pro Forma Financial Statements

                      The pro forma financial statements included at pages 29 through 33 of the definitive proxy statement of Intervest Bancshares Corporation (the "Proxy Statement"), filed with the Commission on February 10, 2000, are incorporated herein by reference.

(c)               Exhibits

                      (1) The Merger Agreement dated as of November 1, 1999, by and among the Company, Intervest Bancshares Corporation and ICNY Acquisition Corporation, is incorporated herein by reference from the Proxy Statement, wherein such agreement is included as Annex A.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERVEST CORPORATION OF NEW YORK

Date:    March 20, 2000                By: /s/ Lowell S. Dansker
                                           -------------------------------
                                              Lowell S. Dansker, President